UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 1999

                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)

                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


        0-14710                             94-2756657
(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                  94710
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(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (510) 644-1170


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          (Former name or former address, if changed since last report)


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                                      -2-

Item 5.  Other Events

     On June 28, 1999, XOMA Ltd. announced that it had entered into a license agreement with Allergan Sales, Inc., a copy of which is attached hereto as
Exhibit 1 and incorporated herein by reference. Under the terms of the license agreement and the related supply agreement, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference, Allergan will have exclusive rights to use XOMA's recombinant BPI in combination with other anti-infectives in products to treat ophthalmic infections and a XOMA affiliate will manufacture rBPI for Allergan.

Item 7.  Exhibits

1.   Press Release dated June 28, 1999.*

2. License Agreement dated as of June 25, 1999 between XOMA Ireland Limited and Allergan Sales, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Supply Agreement dated as of June 25, 1999 between XOMA (US) LLC and Allergan Sales, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

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*    Previously filed



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                                      -3-


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 1999               XOMA LTD.




                                    By:  /s/ Christopher J. Margolin
                                         --------------------------------
                                         Christopher J. Margolin
                                         Vice President, General Counsel
                                         and Secretary


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                                      -4-


                                  EXHIBIT INDEX


Number   Description

1.   Press Release dated June 28, 1999.*

2. License Agreement dated as of June 25, 1999 between XOMA Ireland Limited and Allergan Sales, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

3. Supply Agreement dated as of June 25, 1999 between XOMA (US) LLC and Allergan Sales, Inc. (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

     ------------
     * Previously filed